7Twelve Balanced Portfolio

Class 3 Shares

Class 4 Shares

(a series of Northern Lights Variable Trust)

Supplement dated April 13, 2020,

to the Statement of Additional Information dated May 1, 2019

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The following supplements the 7Twelve Balanced Portfolio’s (the “Portfolio”) Statement of Additional Information under the headings:

TYPES OF INVESTMENTS

Investment Companies

Hedged Exchange Traded Funds. The Portfolio may invest in shares of hedged ETFs. Hedged ETFs to seek to provide investors with returns (before fees, expenses and taxes) that match those of an underlying ETF, up to a predetermined upside cap (before fees, expenses and taxes), while providing a buffer against potential losses of the underlying ETF, for example of between -5% and -30% over a specified time period. A hedged ETF will invest substantially all of its assets in options, which are customizable exchange-traded option contracts guaranteed for settlement. A hedged ETF uses these options to employ a “target outcome strategy.” Target outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by a hedged ETF include the buffer and cap discussed above.

There can be no guarantee that a hedged ETF will be successful in its strategy to buffer against underlying ETF losses if the options utilized by the hedged ETF decrease in value or cannot be traded due to liquidity concerns during the specified time period. A shareholder may lose their entire investment. The hedged ETF’s strategy seeks to deliver returns that match the underlying ETF (up to the cap), while limiting downside losses, however there is the possibility that the buffer that the hedged ETF seeks to provide may not be available given certain market conditions.

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This Supplement dated April 13, 2020, and the Portfolio’s Prospectus and Statement of Additional Information dated May 1, 2019, each provide information that you should know before investing in the Portfolio and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-525-0712.

Please retain this Supplement for future reference.